PROSPECTUS SUPPLEMENT DATED MARCH 1, 1996, TO THE FOLLOWING PROSPECTUSES:

The Pierpont Tax Exempt Bond Fund, dated December 29, 1995
The Pierpont Equity Fund, dated October 1, 1995
The Pierpont Capital Appreciation Fund, dated October 1, 1995
The Pierpont Diversified Fund, dated October 1, 1995

The following restates the first sentence of the second paragraph under the caption "Purchase of Shares--Method of Purchase" in the Prospectus for The Pierpont Equity Fund:

     The Fund requires a minimum initial investment of $100,000, except that for investors who were shareholders of another Pierpont Fund as of September 29, 1995, the minimum initial investment in the Fund is $10,000.

The following is inserted after the first sentence of the third paragraph under the caption "Purchase of Shares-- Method of Purchase" of each Prospectus listed above:

     The Fund may permit an investor who is investing for a group of clients to attain the $250,000 minimum investment within a reasonable period of time that will be no longer than thirteen months after opening its account.


MINSUP.DOC
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PROSPECTUS SUPPLEMENT DATED MARCH 1, 1996, TO
THE PIERPONT NEW YORK TOTAL RETURN BOND FUND PROSPECTUS,
DATED AUGUST 1, 1995
(supersedes Supplement dated September 26, 1995)

Effective September 29, 1995, the required minimum initial investment in the Fund is $100,000. For information about purchase minimums or maintenance of a Fund account, see the following amendments to the "Purchase of Shares" and "Redemption of Shares" sections.

PURCHASE OF SHARES

METHOD OF PURCHASE. . . . The Fund requires a minimum initial investment of
$100,000, except that for investors who were shareholders of another Pierpont Fund as of September 29, 1995, the minimum initial investment in the Fund is $10,000. The minimum subsequent investment for all investors is $5,000. These minimum investment requirements may be waived for investors for whom the Advisor is a fiduciary or who are employees of the Advisor, or who maintain related accounts with The Pierpont Family of Funds or the Advisor or maintain investments in The Pierpont Funds (other than the money market funds) when such accounts and/or investments total $500,000 or more.

For investors such as investment advisors, trust companies and financial advisors who make investments for a group of clients, the minimum investment in the Fund is (i) $100,000 per individual client or (ii) $250,000 for an aggregated purchase order for more than one client. The Fund may permit an investor who is investing for a group of clients to attain the $250,000 minimum investment within a reasonable period of time that will be no longer than thirteen months after opening its account. An employer-sponsored retirement plan opening an account in the Fund will be required to attain a minimum balance of $250,000 within thirteen months of opening the account.

REDEMPTION OF SHARES

MANDATORY REDEMPTION BY THE FUND. If the value of a shareholder's holdings in the Fund falls below the applicable minimum investment amount because of a redemption of shares, the shareholder's remaining shares may be redeemed by the Fund 60 days after written notice to the shareholder unless the account is increased to the minimum investment amount or more. Investors who were shareholders of a Pierpont Fund as of September 29, 1995 are required to maintain an investment of $10,000 in the Fund.


MINSUP.DOC